1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Credit Risk and Economic Dependence (Policies)	12 Months Ended
Mar. 31, 2018
Policies
Credit Risk and Economic Dependence

Credit risk and economic dependence

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The financial instruments that potentially subject the Company to credit risk consist of cash and accounts receivable. The Company maintains cash with high credit quality financial institutions located in the United States and Canada.

The Company provides credit to its customers in the normal course of its operations. It carries out, on a continuing basis, credit checks on its customers. The Company’s operations rely significantly on one supplier and Company cannot easily source alternative suppliers.